EXHIBIT 99.1



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CONFERENCE CALL TRANSCRIPT

LCRY - LECROY CORPORATION, INC. ACQUIRES COMPUTER ACCESS TECHNOLOGY CORPORATION

EVENT DATE/TIME: SEP. 02. 2004 / 10:00AM ET
EVENT DURATION: N/A

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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CORPORATE PARTICIPANTS

 TIM BONANG
 Sharon Merrill Associates - IR

 TOM RESLEWIC
 LeCroy Corporation - President & CEO

 CARMINE NAPOLITANO
 Computer Access Technology Corporation - President & CEO

 SCOTT KANTOR
 LeCroy Corporation - VP Finance, CFO, Secretary, Treasurer



CONFERENCE CALL
PARTICIPANTS

 MIKE CRAWFORD
 B. Riley & Company - Analyst

 AJIT PAI
 Thomas Weisel Partners - Analyst

 NICK BALLUCIO
 TCW - Analyst

 BARRY RANDALL
 U.S. Bancorp Asset Management - Analyst

 JOHN MYERS
 Merrill Lynch - Analyst

 RICHARD CHU
 SG Cowen - Analyst

 ROBERT STARBUCK
 Schroeder's - Analyst

 MARK ORT
 Glazer Capital - Analyst

PRESENTATION


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OPERATOR

Good day everyone, and welcome to the LeCroy Corporation and Computer Access Technology Corporation conference call. Today's call is being recorded. At this time for opening remarks and introductions I would like to turn the call over to Mr. Tim Bonang of Sharon Merrill Associates. Please go ahead, sir.

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TIM BONANG  - SHARON MERRILL ASSOCIATES - IR

Good morning and welcome to today's conference call which is being jointly hosted by LeCroy Corporation and Computer Access Technology Corporation, also known as CATC. In connection with this conference call both companies wish to take advantage of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that may be deemed to be forward-looking statements under the Act.

This conference call contains forward-looking statements including those pertaining to LeCroy's intent to purchase CATC for approximately $85 million excluding CATC's $45 million of cash and investments, LeCroy's ability to secure cash funding through a combination of existing cash and term debt, its ability to capitalize on the demand for serial data test instruments, leverage its global, technical, direct sales force to accelerate the growth of CATC's products, strengthen its dominant position in the data storage market, increase penetration into the computer market, substantially expand gross margins to well above 60 percent, increase operating leverage leading to expanded operating margins, add to its strong cash generation capabilities and expand its business into areas other than oscilloscopes, also the size and growth of the addressable serial data test market and the opportunities to further enhance LeCroy's financial performance including revenue, earnings growth, gross margins, operating margins, cash flow and accretion to earnings.

All such forward-looking statements are only estimates of future results and there can be no assurance that actual results will not materially differ from expectations. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, including without limitation volume and timing of orders received, changes in the mix of products sold, competitive pricing pressure, LeCroy's and CATC's ability to anticipate changes in the market, the availability and timing of funding for LeCroy's and CATC's current products, the development of future products and LeCroy and CATC's ability to use intellectual property and protect their patent portfolios.


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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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LeCroy undertakes no obligation to publicly update forward-looking statements whether because of new information, future events or otherwise. For further information on potential factors that could affect LeCroy Corporation's business or cause actual results to differ materially are described in LeCroy's reports on file with the SEC, including its annual report on form 10-K filed with the SEC on September 22, 2003, form 10-K/A filed February 9, 2004, form 10-Q filed April 30, 2004 and subsequent filings which LeCroy may make with the SEC which can be viewed at the SEC's website at www.sec.gov.

Similarly, this conference call also contains forward-looking statements based on CATC's current expectations, such as one, growth of CATC's products and its leadership in certain markets; two, its ability to capitalize on the deployment of new serial data test serial test standards and devices; three, its ability to provide comprehensive serial data test solutions from the physical layer to the protocol layer of the stack and four, the expected closing date of the transaction as well as other matters that are not purely historical data. The forward-looking statements in this conference call involve risks and uncertainties, including but not limited to, unexpected delays in calling or conducting CATC's special meeting of stockholders, CATC's production of new products, market acceptance of its products and the merger, competitive pressures, success of growth, profitability and increased stockholder value.

These and other factors that could cause actual results to differ materially are discussed in more detail in CATC's annual report on form 10-K filed with the Securities and Exchange Commission on February 20, 2004, form 10-K/A filed March 3, 2004; form 10-Q filed August 13, 2004 and subsequent filings CATC may make with the SEC as amended which can be viewed at the SEC's website www.sec.gov.

On the conference call today is LeCroy Corporation President and Chief Executive Officer, Tom Reslewic and Vice President and Chief Financial Officer Scott Kantor, as well as Computer Access Technology Corporation President and Chief Executive Officer, Carmine Napolitano. With that I now like to turn the call over to Tom.


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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Good morning. Thank you, Tim, for your brief remarks. Good morning everyone. Thank you very much for joining us on short notice for this important and certainly exciting announcement. This is Tom Reslewic speaking and with me this morning is Scott Kantor, our CFO and Carmine Napolitano, the President and CEO of Computer Access Technology Corporation, better known as CATC. CATC's a publicly traded company trading on the NASDAQ under the symbol "CATZ."

So today we announce that LeCroy Corporation and CATC have reached an agreement for LeCroy to acquire CATC for $6 per share in cash or approximately $81 million in total net cash. We plan to fund this cash purchase with a combination of LeCroy cash and about $50 million of term debt provided by the Bank of New York, as part of a $75 million credit facility of which $25 million will remain available as a revolving line of credit.

This morning we would like to outline our rationale for the transaction and provide you with a sense of what it means to the shareholders of both companies. So the meaning for the CATC shareholders is relatively simple as I mentioned, it means $6 per share in cash. To the LeCroy shareholder, it means a largely non-dilutive transaction that adds a powerful growth engine to LeCroy's solidly profitable and cash generated base business.

In addition this transaction will allow LeCroy to capitalize on the increasing demand for serial data test solutions; to leverage its global direct technical sales force, further extend its dominance in the data storage market, increase its penetration in the computer market, significantly increase its gross margins to well above 60 percent, increase operating leverage leading to expanded operating margins and further boost its strong cash generation capabilities.

Let me explain why we believe these outcomes are realistic. CATC develops and produces protocol analyzers aimed specifically at R&D engineers in the computer and data storage markets. Their products are targeted exclusively at serial data protocols like USB and PCI Express. In a few moments, Carmine will tell you a little bit more about CATC's business and their impressive track record. Growing at 34 percent for the first half of 2004, CATC is currently running at an annual sales rate of $20 million per year with greater than 80 percent gross margins. And has just recently reached the critical crossover point of profitability, having generated about $500,000 of operating income from nearly $2 million of cash from operations in the first half of calendar year 2004.

Translation. We are catching CATC at exactly the right time in their evolution, when they can have the biggest and most immediate impact on LeCroy's growth and operating performance. For the past two years LeCroy has seen an increasing portion of its business coming from oscilloscope sales into serial data test applications in the computer and data storage market segments. Precisely the segments addressed by CATC. We estimate that about $45 million out of $125 million of revenue in our fiscal year 2004 came from this serial data test market segment.

Between LeCroy and CATC we're selling about $65 million of test instruments into this market for serial data test instruments, which we estimate to be about $190 million today. We expect this market driven by the accelerating deployment of more and more serial data standards to increase to about $500 million in three to five years, and we further expect to achieve 40 percent market share in that same time frame. Clearly we expect CATC to be a huge growth driver for LeCroy.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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A little bit now about the serial data market. There is little question that serial data standards are going to increase in variety and deployment. Serial data is the fast and economical way to transport digital data at high speeds between chips, boards, devices, computer, Ipods, cameras you name it. New standards like PCI Express, Serial ATA, and Serial Attached SCSI are on their way to dominance in the computing and storage markets. Other new standards like wireless USB and WiMAX propose to extend serial data protocols into the vast and lucrative network space.

These standards mean high-speed complex signals at the physical layer and dedicated complex languages at the protocol layer. LeCroy and CATC are ideally suited to solve these testing problems and are already on their way to dominant positions in this emerging market. LeCroy and CATC are nearly perfect complements. LeCroy dominates the data storage market while CATC has deep penetration into the computer market. CATC's sales are concentrated in the U.S. domestic market while LeCroy gets two-thirds of its revenue from international markets.

CATC products assist developers in the system integration stage of the design cycle while LeCroy oscilloscopes address hardware designed at an earlier point in cycle. There is virtually no overlap in our product lines yet we sell into an almost perfectly matched customer base. In many ways together we are a salesman's dream. Each product selling into the lab next-door to the other. By combining these products into a single product portfolio we will extend our reach from end-to-end in the customers' design cycle.

Now a word on synergies. We expect this transaction to be accretive almost immediately on a pro forma basis and within just a few quarters even on a GAAP basis. From a cash generation perspective, we expect LeCroy with CATC to generate $30 million to $35 million of annual EBITDA starting in calendar 2005. Our accretion assumptions are based on a quarterly interest expense of about $500,000 per quarter and only a modest dilutive effect of stock options issued at the closing of the deal. We see three important sources of synergy to fuel this immediate financial boost.

First, we will be able to quickly save about $700,000 to $800,000 of annual G&A expenses related to CATC's cost of being a public company. While the smallest of the three synergies, these expenses are straightforward, easily recoverable and by themselves cover nearly 40 percent of the quarterly interest expense.

Secondly, we expect to achieve significant synergies by eliminating many costly third party distribution arrangements and moving to a direct distribution model leveraging LeCroy's worldwide sales force and customer support infrastructure.

Finally, and most significantly, we see substantial upside revenue synergies as a function of geographic and end market opportunities. LeCroy's international organization is extremely well developed, while CATC's sales in Asia are somewhat undeveloped and almost nonexistent in Europe. In addition, although CATC has excellent products in the data storage market it has not fully penetrated key data storage accounts while LeCroy enjoys excellent penetration in the storage market.

LeCroy is currently in the mode of leveraging its cost structure and strong gross margins into increased operating margin to scale with volume. CATC has just passed the critical point of profitability and enjoys gross margins substantially higher than LeCroy. With CATC, LeCroy expects to significantly modify its target business model to feature gross margin percentages in the low to mid 60's and operating margin percentages moving into the high teens. With targeted 20 percent top line growth, we expect this business model to yield significant earnings as volumes increase.

A bit about integration and execution. We are not planning a comprehensive integration product for the CATC business. CATC is neither broken nor suffering from low critical mass issues. This is a sound operation, staffed by seasoned professionals who are fully engaged in executing an excellent product development plan. Our only pressing integration task involves transitioning many elements of CATC's distribution channel into the LeCroy direct sales force. We have significant experience in managing this kind of transition, and the CATC sales model already relies on key product specialists employed by CATC to support a field force of prospecting salespeople.

These specialists will remain in place, and we will add several more to ensure adequate product support for the LeCroy direct sales force around the world. In fact, CATC's Santa Clara operations will function as an independent business unit in a new serial data solutions division that LeCroy will form between now and the closing date of the merger.

The serial data solutions division will also include key elements of LeCroy's high-end oscilloscope business that are aimed at the serial data test market. Upon completion of the merger, Carmine Napolitano, CATC's CEO, will join LeCroy's executive staff as President of this newly formed division and will lead LeCroy's strategic thrust into the serial data test market.

Now I would like to introduce Carmine who will tell you a little bit more about CATC.

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CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

Thank you, Tom. CATC has emerged as a leader in the market for advanced protocol test solutions to the storage and computing markets over the past decade. We have leveraged our deep technical understanding of serial data communications standards to become an important enabler in our customer's ability to deliver components, systems, and devices that offer connectivity. As the world continues to migrate through the analog to digital revolution, an increasing premium is being placed on our customer's ability to deliver reliable, scalable, connectivity to the other components, devices, and systems in a very complex environment.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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Today's PDAs provide a concrete example of the challenge our customers face. Is today's PDA a computer, a consumer electronic device, a cell phone, a networking device, or a storage device? The answer is that it is all of these things. And CATC enables customers to build connectivity protocols into their products in a way that doesn't require them to be protocol experts. I can assure you that camcorder designers do not aspire to be protocol experts, yet all camcorders today ensure connectivity to printers, computers and other devices.

We have successfully brought a protocol expert to the design engineer's desktop in many of the most exciting standards today, including Bluetooth, Fiber Channel, IEEE 1394, InfiniBand, PCI Express, Serial ATA, Serial Attached SCSI and USB. Our focus since the inception of the company in 1992 has been to enable industry adoption of key emerging serial data protocols. In order to assist the industry in the adoption of these technologies, we have forged close strategic relationships with industry thought leaders. By exploiting our unique proprietary technological competencies, we've consistently entered markets faster, earlier and cheaper than our competitors.

This strategic model was first validated when we launched our first USB product in 1996 and has proven to be highly scalable as we now address 8 high-speed serial protocols. While CATC is well positioned to deliver solutions that can capitalize on these and other emerging serial data standards, the Company is increasingly been focused on expanding its distribution capacity to keep pace with the rapid expansion of our product footprint. The challenge of executing this channel strategy has limited our ability to reach the market in a way that can maximize our revenue potential.

With access to LeCroy's proven direct technical distribution network, we expect to significantly improve our ability to reach customers in key geographies and end-user markets. By leveraging this distribution network, we will be in a position to enjoy the full benefit of global reach while simultaneously addressing the entire product development process for our customers. Of course, this transaction will also improve our operating cost structure by eliminating the significant costs borne by CATC as the result of being a public company.

Speaking on behalf of all 70 employees at CATC, we are extremely excited about the opportunity to significantly expand our sphere of influence within the protocol market while positively contributing to LeCroy's financial performance. Just as importantly, I am confident that the two companies' cultures will be a tremendous fit. Both companies have established a high-performance, positive and motivating atmosphere for their employees. Based on my direct observations in getting to know the LeCroy team, I am confident that the two companies will unite behind the common mission of securing a leadership position in material data test market. Back to you, Tom.

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Thanks, Carmine. Now I would like to ask Scott Kantor to walk you through some of the specifics of the transaction.

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SCOTT KANTOR  - LECROY CORPORATION - VP FINANCE, CFO, SECRETARY, TREASURER

Thank you, Tom. Good morning. At the closing of this transaction we will acquire all of the outstanding stock of CATC for a purchase price of $6 per share in cash. In addition, the gross purchase price will include the following considerations. First, cash to the holders of CATC's outstanding vested in-the-money stock options and options to purchase LeCroy stock issued to assume CATC's outstanding unvested stock options. As a result, we expect the total net purchase price of the transaction before deal costs to be approximately $85 million, excluding CATC's $45 million in cash and investment.

We intend to fund the cash requirement of approximately $81 million through a combination of our existing cash plus $50 million of term debt, which is part of a $75 million credit facility to be underwritten by the Bank of New York. The transaction is subject to approval by the stockholders of CATC as well as regulatory approvals and the satisfaction of other customary closing conditions. Subject to these conditions the transaction is expected to close in our second fiscal quarter ending December 31, 2004.

I'll run through some quick expectations in terms of timing. We expect CATC to file their proxy within the next several days. The SEC will then have 30 days to comment. We will also be filing our Hart-Scott-Rodino regulatory papers. We are not anticipating any issues with HSR since the product lines have virtually no overlap and they are in separate product markets. As soon as we get those documents filed and through the regulatory process, CATC will schedule a shareholders' meeting. Then, after approximately 30 days notice of the meeting, CATC will hold a shareholder vote and we will close on the transaction. Overall, our expectation is that we should close within the next 60 to 90 days.

Now I will turn it back to Tom.

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Thank you, Scott and Carmine. So to summarize, LeCroy's strategy is to leverage our position in serial data test by broadening our portfolio with the aim of generating significant growth. CATC is a perfect strategic fit and a complementary match to LeCroy in many dimensions. In addition, this acquisition will not only be accretive in the near-term, but will drive LeCroy to superior business model in the mid-term featuring gross margin percentages in the mid 60's, operating margins percentages in the high teens and growth rates in the range of 20 percent.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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Funding the transaction with $50 million of debt is inexpensive, keeps the accretion hurdle low, limits shareholder dilution and takes advantage of LeCroy's superior cash generation capabilities. Today, both CATZ and LeCroy are into leverageable territory. In other words, having passed the point of profitability we are now capable of converting revenue gains into earnings at an exciting rate. And with that, we are ready to take your questions.



QUESTION AND ANSWER

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OPERATOR

(OPERATOR INSTRUCTIONS) Mike Crawford with B. Riley.

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MIKE CRAWFORD  - B. RILEY & COMPANY - ANALYST

Could you talk a little bit more about the history of the deal; who approached whom and if anyone else was involved?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

So, the history is pretty interesting, in fact. If I go back about a little over a year ago, I was attending a tenth anniversary of our Taiwan distributor who has been a captive LeCroy distributor for most of its existence. And maybe in the last two years of that 10 year period they took on CATC as their second product to distribute. So there's a situation in the Taiwan market, a very computer centric market, where one distributor was only in the market with two products, LeCroy's and CATC's. And so while I was at this celebration, I became rather intrigued in the discussions about how these guys go to market. And so when I came back from that trip, I started some very loose discussions initially around distribution, and I would say distribution kind of discussions were on and off you might say for quite a long period of time. And really, this summer when we started to have those discussions again, they led us down the path that took us to this agreement here.

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MIKE CRAWFORD  - B. RILEY & COMPANY - ANALYST

Great. Thank you.

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OPERATOR

Ajit Pai with Thomas Weisel Partners.

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AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

Congratulations on the acquisition. A couple of quick questions. One is that in terms of the financing of the acquisition, the $75 million you will need fromthe Bank of New York; could you give us some indication as to what the interest rate of it is, and whether the bank has already agreed to underwrite the entire amount?

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SCOTT KANTOR  - LECROY CORPORATION - VP FINANCE, CFO, SECRETARY, TREASURER

I will take your first question first. The interest rate is going to be about LIBOR plus -- I would say 275 basis points. And yes, Bank of New York has fully committed to underwrite the entire facility.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

Okay, and the second question would be, what made you fund the acquisition using just cash and not mix of cash and equity?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I think that when we really started to look into this, and we recognized that not only did LeCroy have a great cash generation capability, but that we were at the point where we were going to move into transition to leverage with CATC, we felt that the accretion hurdle was much lower with debt based on the borrowing rate, and more significantly very friendly from a dilution perspective. So we really didn't want to add any dilution if not necessary, and we found ourselves in the situation where both sides were able to see eye-to-eye on the notion of cash. And we are quite confident that this structure will allow us to get relatively quick payback.

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AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

Okay, and by what time -- how quickly do you expect to repay that $50 million of down debt?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

So the debt basically has a built in repayment structure that is payable over five years. It looks for 15 percent principal repayment in year one and 25 percent in year five and kind of goes linear between those. And I think that that will represent the most conservative case of how we would expect to pay back. Clearly if we are generating cash the way we think we would like to, we could be getting out ahead of that schedule.

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AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

And then the last question is in terms of consolidation of facilities, is there anything that is going to happen on that front or would most of the synergies be the three key areas that you pointed out?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I am sorry, could you repeat that question for me?

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 AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

Yes, is there going to be any consolidation of facilities or is it going to be primarily the three key areas of synergies that you talked about between the two companies?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

No, we are not interested in moving people east or moving people west. They've got a very nice, professional well-contained operation out there. They are down the street from the movers and shakers in this industry. We like them right where they are, and of course as I mentioned before, the place where we're going to find the big synergies both in terms of some structural cost savings as well as upside in revenue generation is on the sales force side. And of course, that is as you know, is geographically dispersed. That doesn't really involve any relocations and facilities movements.

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AJIT PAI  - THOMAS WEISEL PARTNERS - ANALYST

Thank you so much.

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OPERATOR

Nick Ballucio with TCW.

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NICK BALLUCIO  - TCW - ANALYST

The deal sounds good on the surface. One thing in the future the FD statement could be a little shorter; don't punish us, we can read the 10-K by ourselves. Second point, if the deal is so attractively structured, why wasn't more stock used to retain key employees, and how do you expect to incent the employees of the acquired company given that they are going to be paid in cash and they can walk away?

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TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Great question, so I will take your first comment first, I completely agree with you. On the second point, I should be clear that we have agreed to assume the, CATC's option program, and we've done that in a special sort of way so all of the vested options, whether they are in-the-money or not, and the vast majority of them are in-the-money in fact, will be cashed out without issuing new stock. And or new options. And the ones that are vested and out-of-the-money will be canceled. So we are kind of drawing a line today for starters and that keeps the dilutive effect to a minimum. And going forward, we will use a standard process of exchanging outstanding CATC options for LeCroy options at a conversion ratio to be determined in the few days prior to closing. And in addition to that, we expect to target some key stock options, incentives and some restricted share grants, as well, to targeted key employees and to various members across the CATC staff. So Carmine and I, as you can imagine, have spent quite a number of hours thinking through the process.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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NICK BALLUCIO  - TCW - ANALYST

Carmine, how many shares did you own in the acquired company?

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CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

I had 700,000 stock options.

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NICK BALLUCIO  - TCW - ANALYST

Okay, how many of those will be converted to LeCroy stock options? As opposed to cashed in?

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CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT &CEO

Two thirds.

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NICK BALLUCIO  - TCW - ANALYST

That's what I wanted to hear. Thank you.

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OPERATOR

Barry Randall with U.S. Bank.

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BARRY RANDALL  - U.S. BANK - ANALYST

On the face of it looks like a terrific deal so I will offer congratulations first. A couple of questions relating to, and Carmine can answer these, relating to Carmine's or CATC's competitive position. Carmine, could you just discuss briefly who you view as CATC's direct competitors at this point and how the competitive landscape -- maybe Tom wants to chime in -- how the competitive landscape changes for the combined company once the deal is closed.

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CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

We operate in two principal markets, the computing market and the storage market. We grew up in the computing market, and in that market I would categorize the competition as largely amongst small, fragmented companies that are CATC size or smaller. So that is sort of the computer segment. The storage segment is a segment that we've entered relatively recently within the last couple of years, and the primary competitor there is Finisar. Finisar operates in two business areas, the component transceiver side and then they have a small test measurement group that is focused on test and measurement solutions for the storage space.

--------------------------------------------------------------------------------
 BARRY RANDALL  - U.S. BANK - ANALYST

Okay, and before Tom answers the combined question, Carmine, can you just give us a sense for -- because I have not followed your company -- just trend wise in terms of your average selling price for your products and such, can you just give us a sense for how business trends have been going? I mean not earnings per se, but just I want to know if you've got competitors, are you gaining share from them? Are you losing share from them? Are you regaining share by lowering prices and so on?

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

There is a couple of concepts that we should probably go through to get a better understanding of the answer. The first is that CATC historically has been positioned as a premium product in a space. And the reason we command a premium from a pricing standpoint is we typically enter the market early in its adoption cycle. And we command premiums depending on the market, 15 to as high as 35 percent relative to the next closest competitor. So from a traditional pricing standpoint, we are not the price leader from the low end. In fact, our typical strategy is to be the premium product in the space.

If you look at the overall trend for protocol test gear independent of CATC, the trend is very favorable. Obviously the bottom line is we have 80 plus percent gross margins. We've had 80 plus percent gross margins for over a decade. So the fundamental business model has been in place and is continuing to be favorable largely based on a tailwind around the fact that the protocols themselves are becoming much higher in bandwidth, much more complicated and therefore the gear to support protocol analysis is becoming increasingly complicated, and therefore commands higher price points. So price points have been increasing, and margins when they are in the 85 percent range, already have been very justifiable in that range considering the backdrop that we just talked about.

--------------------------------------------------------------------------------
BARRY RANDALL  - U.S. BANK - ANALYST

And Tom, in terms of the combined Company, do you see yourselves as a materially different entity here or just -- you describe it to me.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I do, in fact. I think that we've seen a bigger part of our business aim at serial data test, and we define that very specifically, two primary markets -- data storage and computer and semiconductor markets and solutions aimed around standards like USB and PCI Express and so forth. So when we put the two companies together we really are defining the serial data test market as everything in computer and data storage that pertains to these emerging and developing serial data standards using both protocol analyzers and scopes.

So the competitive field for those products includes of course Carmine's competitors in protocol space, as well as our competitors in scope space and in some cases they are the same. So for example, Tektronix, we see as a significant provider of oscilloscopes in this space but not playing in the protocol space for serial data test. While the other extreme is Finisar, strong player in the protocol space but not participating at all in the scope space, and we are somewhere in the middle with some of each and that to me makes up the big picture of the competitive landscape.

LeCroy, Tektronix, Agilent, Finisar, once you get below that they really start to become a larger collection of much smaller players and certainly nobody that is providing both the physical layer solution and the protocol layer solution. And if I think of where we are in terms of share in that market today, I would say today even as we begin LeCroy and CATC together, probably taking about one-third of that overall market today.

--------------------------------------------------------------------------------
BARRY RANDALL  - U.S. BANK - ANALYST

Last question, Tom or Carmine, were any of your customers polled about how they felt about this because I know neither of you probably has any major 5 or 10 percent customers, but did you seek out any reaction as to whether or not your customers would be happy to be buying similar products? These two sets of products from the same firm now.

--------------------------------------------------------------------------------
TOM RESLEWIC - LECROY CORPORATION - PRESIDENT & CEO

There certainly are two sets of products and while we have lots of the same customers, obviously to get to this point of this kind of transaction you are not sharing it with too many people before you get to that point. So we have not directly discussed with any specific customer the transaction. We do expect in the next couple of days in fact, though, to be making lots of contacts to significant customers. And we anticipate the reaction to be quite favorable. Both of us have strong relationships with many of these large customers like Maxtor and Intel and others and maybe Carmine you would like to comment on that.

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

First I want to echo what Tom said that we are confident that this will be positively received by customers simply from the perspective of we are both selling our respective product lines already to very similar customers. And it's not as if these development processes are completely un-tethered. We are as a function of being complimentary products already very complimentary in terms of the way we address the development process. And so we expect that our customers will see the same benefit in working with the combined Company that caused the companies to get together in the first place.

--------------------------------------------------------------------------------
BARRY RANDALL  - U.S. BANK - ANALYST

Best of luck to all of you. Thank you.

--------------------------------------------------------------------------------
OPERATOR

Jason (indiscernible) Funds.

--------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

As shareholders in both companies you certainly have our congratulations; it looks like a really great deal, makes a lot of sense from our perspective. One just quick question just on the sales teams and the product, are you going to cross train the sales guys to sell both products? How do you go to market with both products?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION, INC. - PRESIDENT & CEO

You know, first of all let me separate the notion of the two teams. There are guys in CATC today that are CATC employees that are specialists. Their mission in life is not to be out on the front-line selling to customers every day but rather to be supporting a front-line organization. So those guys will continue in that capacity of focusing on the protocol solutions, and we will be adding to that group.

On the other side, the LeCroy guys, and of course this will vary a bit from various geographic areas but our sensation is this notion of the lab next door is fundamentally key. We certainly want all of our sales engineers to be able to identify customer needs in both protocol and oscilloscope space to be able to prospect crosswise, find the protocol labs and prospect for the scope guys. Find the scope labs and prospect for the protocol guys and we will train the front-line sales organization to understand the products, the applications, make the demonstrations and so forth and then we will support the heck out of them with this broad organization of protocol solution specialists.

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LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
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--------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 Do you see any -- is it likely that if you will sort of six, or nine or twelve months out is it likely that you'll grow the sales effort, keep the sales effort as is on a numbers basis? What should we expect on that account basis?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION, INC. - PRESIDENT & CEO

I think at the beginning we certainly got some capacity that we can absorb in the direct sales organization. But we will be certainly adding quite a few guys to the protocol specialist's front to make sure we are able to support worldwide. And I'm hoping we find ourselves in twelve months having to add to the home machine because we see the volume opportunities.

--------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

Congratulations, great deal, and that's all I have.

--------------------------------------------------------------------------------
OPERATOR

(OPERATOR INSTRUCTIONS) John Myers with Merrill Lynch.

--------------------------------------------------------------------------------
JOHN MYERS  - MERRILL LYNCH - ANALYST

Congratulations to all parties. Just quickly, can you, acknowledging your disclaimer ahead of time, but can you handicap at all your -- how confident you are this is going to close before a December 31, 2004 transaction?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Scott, you want to take a crack at that one?

--------------------------------------------------------------------------------
SCOTT KANTOR  - LECROY CORPORATION - VP FINANCE, CFO, SECRETARY, TREASURER

I would say we are fairly confident. I think the upper end of the 60 to 90-day range is highly conservative. Again, I think we mentioned that they are going to file their proxy in the next week or so. In fact, the SEC has 30 days to comment. I can't tell whether they are going to take the full 30 days and then there has to be 30 days between the filing and the shareholder vote. But I think we're fairly confident that this will be completed before the end of our second fiscal quarter.

--------------------------------------------------------------------------------
JOHN MYERS  - MERRILL LYNCH - ANALYST

Super, that's great. Thanks.

--------------------------------------------------------------------------------
OPERATOR

Richard Chu with SG Cowen.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

I have a couple very brief questions. Could you say what the number of options that you are extinguishing with cash is?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

That is a good question, Scott, do you have -- (multiple speakers) -- he wants to know the number of options that would be extinguished are.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

That you will be paying for, that is.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

The number of options we are going to cash out.

--------------------------------------------------------------------------------
SCOTT KANTOR  - LECROY CORPORATION - VP FINANCE, CFO, SECRETARY, TREASURER

Just with the cash or the assumption as well?

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

Not the assumption, the assumption --.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

So obviously Richard, we can't answer the assumption question because we don't know what the share price is going to be five days before closing. But the issue is on the options that we will cash out, do you know how many of those are?

--------------------------------------------------------------------------------
SCOTT KANTOR  - LECROY CORPORATION, INC. - VP FINANCE, CFO, SECRETARY, TREASURER

 I do not know the number of shares that will be cashed out off the top of my head.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION, INC. - PRESIDENT & CEO

Do you think the value of those shares is in $5 million range.

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--------------------------------------------------------------------------------
LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT KANTOR  - LECROY CORPORATION, INC. - VP FINANCE, CFO, SECRETARY, TREASURER

Yes, about $4.5 million. We are going to pay $4.5 million in cash for those that we're going to cash out but I do not have the number of shares on me.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

That's fine. And second, just from a business model perspective, LeCroy has had historically a relatively linear model relatively speaking within the (inaudible). I wonder how CATC will alter that given -- particularly with the very high gross margins. Can you talk about your linearity -- within-quarter linearity historically?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I appreciate -- to clarify, are you talking about order or shipment linearity during the quarter?

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

Order and shipments.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I'll leave Carmine to that one.

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

I'm sorry, you're talking about linearity within a quarter?

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

That's right.

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

Our revenue is typically very linear, as well, through the quarter. We don't have a concept of booking versus shipping. We have very short lead-times, and we are pretty much hand-to-mouth, if you will, in terms of orders to shipments.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

So for example, Tom has had in recent quarters he'll have done let's say 60 percent plus of the business two-thirds of the way through the quarter. I'm making up the number. I apologize.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

That's about right.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

But is that a fair statement for CATC, as well, roughly?

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

It is. It's very linear through the quarter. There is a slight -- the third month is slightly more weighted than the first two, but it is not significant.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

Okay, and then I wonder whether the question is relevant, but is there any way that you can describe the dependence or lack thereof that you have on various protocols here? You mentioned half a dozen or 12 of these things including Bluetooth, PCI Express, Serial ATA, et cetera. What are things that are driving your product portfolio revenues (indiscernible) today, and what is rising and what is ebbing in a sense?

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

So the Company's origins are in the BlueTooth and USB space, and those are very stable revenue streams that we foresee continuing for the foreseeable future. The growth drivers for the Company are really in two categories. One is the clear emergence of PCI Express as a standard that will gain widespread adoption in the industry at some point and CATC's early position within that market. So PCI Express is a bet that CATC made two years ago that clearly is looking very promising. So that is growing. That business is growing, and its looks very promising.

The other dimension to the growth driver from a revenue standpoint is the entire storage portfolio of products. So we have entered the storage market really over the last 2, 2 1/2 years and have been steadily growing our storage revenue from our storage portfolio to the point where we have had two consecutive record quarters of contribution from our storage portfolio. So it is really PCI Express and storage building on a stable base provided by Bluetooth and USB.

--------------------------------------------------------------------------------
RICHARD CHU  - SG COWEN - ANALYST

Thank you. Okay, that helps.

--------------------------------------------------------------------------------
OPERATOR

Robert Starbuck of Schroeder's.

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
                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Can you go into some of the assumptions that are made in coming and saying that the deal will be accretive in the first quarter?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I think that the first fundamental assumption that we are making is we've got a pretty clear bead on what our incremental expenses are going to be, which is $500,000 per quarter, approximately in interest expense. And some effect of the new options, although particularly early on that's not a significant dilutive effect. So the biggest accretion hurdle right in front of us is the interest expense. As it is, CATC today is in the mode of generating just about enough operating income on a quarterly basis to cover the interest expense.

And of course, one of the most easily findable synergies is this G&A synergy, which is in the seven-day $100,000 a year related to D&O insurance and having a Board and all the other associated costs of being a public company, which will no longer be required. So those go directly right to about 40 percent of the interest expense immediately.

Now on a GAAP basis we have not really completed our analysis of the likely amortizable intangibles. And so it is a little bit harder to estimate, but our first pass says that probably now in more the 2, 3 quarter timeframe the incremental operating margin coming from the combined business should be enough to clear those hurdles, as well.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Also are there any income tax benefits, NOLs that CATC has?

--------------------------------------------------------------------------------
SCOTT KANTOR  - LECROY CORPORATION, INC. - VP FINANCE, CFO, SECRETARY, TREASURER

A pretty small amount of net operating losses that will obviously accrue to us, nothing significant.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Okay. And can you talk -- I noticed that there was a relationship a couple of years ago with Agilent. Could you discuss that briefly and what that was about?

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

Agilent OEMs, CATC's InfiniBand product line, and that contract was terminated approximately a year to a year and a half ago.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

And just to help understand the products and the product life cycle, what is the normal lifespan for one of these products, or how quickly does it ramp? Just tell me, help me understand the dynamics of the CATC product line.

--------------------------------------------------------------------------------
CARMINE NAPOLITANO  - COMPUTER ACCESS TECHNOLOGY CORPORATION - PRESIDENT & CEO

The CATC product line in essence, our revenue streams from any given protocol scales with the adoption rate of that protocol in the marketplace. And we see three distinct phases to the adoption curve. One is the very early phase in the process where the industry is just building the infrastructure, the chips, the drivers, the basic infrastructure that is necessary to have an industry enablement. The next phase will be the early adopters that take those components, and start building subsystems and maybe some simple devices. And then eventually the market hits widespread adoption. Our revenue grows -- our revenue growth is consistent with the adoption rate within that market.

Our strategy historically has been to enter first, to be the first mover. And there is a bunch of technological advantages that we have that allow us to consistently enter markets faster and cheaper than many of our competitors. It has to do with reusability and scalability of our proprietary technology. But by answering first, we in essence have to make bets around where the industry is going before the industry itself knows where it's going. And the good news now as to where we are is that a lot of those bets were placed a couple of years ago, and are beginning to gain traction. Specifically in the areas that I addressed earlier by answering another question, PCI Express and the storage portfolio.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Okay, and what sort of -- the revenues have been flat to down in general for the last three or four years for some obvious reasons and the market conditions. But can you talk about what you would expect the CATC part of the business to grow or what your targets had been? And specifically your position in PCI Express and how big a piece of what your current business would -- I mean how big could that be of that future business?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I want to skirt carefully around what could be looked at as guidance and I want to just talk in general about that. Obviously we're enthusiastic about CATC because we see it as a growth engine. Without CATC we've been talking about trying to grow in the 15 percent range and with CATC we think we can certainly grow in the 20 percent range. So that obviously says something about how fast we can see CATC grow. They have grown 34 percent for the first half of 2004 compared to the first half of 2003, so they are clearly on an upward trajectory at this point. They are running right now at in the range of $20 million annually and maybe slightly above that. So we certainly expect those kinds of trajectories to apply.

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--------------------------------------------------------------------------------
LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
--------------------------------------------------------------------------------


And I think that we will see in the coming, the first couple of quarters obviously will be sorting out sales organization and figuring out how much -- when our real first full quarter will be in the January to March quarter. And haven't provided any kind of guidance yet for either our second fiscal quarter ending December or for our third. So more news on that as we go forward.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Okay, great. And one final thing. Could you discuss what sort of -- what the thought process was in determining what the right acquisition price was for the Company?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I think we had a number of issues in mind. Of course, we are at LeCroy -- we're very focused and have been very focused on cash generation. So we from the very beginning were highly interested in what the go-forward EBITDA of the combination companies were going to be, particularly with just kind of modest expectations for cash earning synergies. And that go-forward EBITDA kind of drove a level of thinking around multiples of EBITDA. That was one of the big components that we used in looking at valuation opportunities.

The other one of course, was the notion of how rapidly we could make this accretive. And so we obviously wanted that hurdle to be as low as possible and as near term as possible. That was a key component. And then finally, we recognized that this is not bargain hunting. We were looking for something that is poised to make an immediate contribution. We think that we've got CATC just at the exact right time. So this, all of those things together went into the process of determining what we felt was an appropriate price.

--------------------------------------------------------------------------------
ROBERT STARBUCK  - SCHROEDER'S - ANALYST

Thank you very much, and congratulations.

--------------------------------------------------------------------------------
OPERATOR

Mark Ort with Glazer Capital.

--------------------------------------------------------------------------------
MARK ORT  - GLAZER CAPITAL - ANALYST

Congratulations. A couple of questions if I may firstly with regard to the merger agreement, are there any outs if I might call them that, for instance if the financing for whatever reason that if the commitment doesn't come through or perhaps some sort of balance sheet condition or condition placed on the amount of cash at closing -- anything that would really other than send or material adverse change give you guys an out?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

I think to walk you through 47 pages would be a bit challenging, but I guess I would at the highest level would say nothing out of the ordinary, standard kinds of terms, standard kinds of situations. Both public companies with fiduciary responsibilities and so forth. But I do not think anything you would find unusual or out of the ordinary.

--------------------------------------------------------------------------------
MARK ORT  - GLASER CAPITAL - ANALYST

Okay, so no quantified bogey or hurdle rate or anything like that?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION, INC. - PRESIDENT & CEO

No, nothing like that.

--------------------------------------------------------------------------------
MARK ORT  - GLAZER CAPITAL - ANALYST

Okay, can you characterize the due diligence process that you underwent specifically relating to CATC's patent portfolio?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION, INC. - PRESIDENT & CEO

Yes, we have our -- LeCroy has our own in-house patent attorney, and our Chief Technology Officer, or a house patent attorney as well as the consultants used by those guys have carefully evaluated all of CATC's patents, all of any pending applications. And not only that but a variety of other industry patents that could be relevant in looking at this sort of thing. So reasonably careful evaluation led by two senior guys at LeCroy with some outside help have led us to the point where we are quite confident in this arrangement from an IP perspective.

--------------------------------------------------------------------------------
MARK ORT  - GLAZER CAPITAL - ANALYST

Okay because we have seen situations where I guess opportunistic patent lawsuits are filed when mergers are trying to be conducted, and that's always -- I guess it's impossible to foretell exactly what's going to happen, but that is something that I want to be looking at -- well, I want you to be looking at.

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
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--------------------------------------------------------------------------------
LCRY - LeCroy Corporation, Inc. Acquires Computer Access Technology Corporation
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Yes, of course, we feel the same way.

--------------------------------------------------------------------------------
MARK ORT  - GLAZER CAPITAL - ANALYST

Okay, and finally with regard to the process that you discussed earlier, was there a point at all where additional buyers or additional potential buyers were solicited or at least had the opportunity to look at the Company?

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Yes, I think that for our purposes here and I can't speak to any of that. We're primarily focused on bringing this deal to completion at this point -- we're very focused on having reached this agreement on all the steps that are necessary to bring the two companies together at closing, in a 60 to 90-day timeframe.

--------------------------------------------------------------------------------
MARK ORT  - GLAZER CAPITAL - ANALYST

Thanks very much.

--------------------------------------------------------------------------------
OPERATOR

This will conclude the question-and-answer session. Mr. Reslewic I will turn the call back over to you for closing comments.

--------------------------------------------------------------------------------
TOM RESLEWIC  - LECROY CORPORATION - PRESIDENT & CEO

Okay. So very briefly in closing I think that the message here is that these are two companies that absolutely belong together and that we caught CATC at precisely the right moment in its development. In case you can't tell I am genuinely excited about this merger. I am convinced it will come to represent a transforming event in the evolution of our Company. And finally I'm looking forward to welcoming Carmine and CATC's 70 employees to the LeCroy team and with the help of all of our employees, I am ready to start writing the next chapter in LeCroy's history with this transaction.

Thank you again for all of your interest in LeCroy. Good day.

--------------------------------------------------------------------------------
OPERATOR

This will conclude today's conference call. We do thank you for your participation, and you may disconnect at this time.



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